Disclaimer

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of 333-131465. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.

The information in the accompanying term sheet supplement and the prospectus that the issuer has filed with the SEC (which you may get for free by visiting EDGAR on the SEC website at www.sec.gov) should be reviewed in connection with this term sheet.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.

A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Asset Backed Securities Corporation Home Equity Loan Trust, Series OOMC 2006-HE5

	1	2	3	4	5	6	7	8	9	10	11	12
Prepayment Speed	75% Rabo PPC	100% Rabo PPC	135% Rabo PPC	75% Rabo PPC	100% Rabo PPC	135% Rabo PPC	75% Rabo PPC	100% Rabo PPC	135% Rabo PPC	75% Rabo PPC	100% Rabo PPC	135% Rabo PPC
Losses	CDR	CDR	CDR	CDR	CDR	CDR	CDR	CDR	CDR	CDR	CDR	CDR
Loss Severity	40%	40%	40%	65%	65%	65%	40%	40%	40%	65%	65%	65%
Lag	12	12	12	12	12	12	12	12	12	12	12	12
LIBOR	FWD	FWD	FWD	FWD	FWD	FWD	Flat for 12,FLAT + 400bps for life	Flat for 12,FLAT + 400bps for life	Flat for 12,FLAT + 400bps for life	Flat for 12,FLAT + 400bps for life	Flat for 12,FLAT + 400bps for life	Flat for 12,FLAT + 400bps for life
Triggers	Fail	Fail	Fail	Fail	Fail	Fail	Fail	Fail	Fail	Fail	Fail	Fail
Optional Redemption	To Maturity	To Maturity	To Maturity	To Maturity	To Maturity	To Maturity	To Maturity	To Maturity	To Maturity	To Maturity	To Maturity	To Maturity

Class M11
WAL for Princ Pmts	17.21	13.62	10.28	19.14	15.21	10.83	18.26	14.06	10.26	19.16	15.27	10.91
Total Collat Loss (Collat Maturity)	11.83%	8.82%	6.15%	13.22%	9.61%	6.39%	10.42%	8.12%	5.78%	11.23%	8.63%	6.00%
CDR Multiple (At 1st $ Loss)	9 CDR	8.3 CDR	7.5 CDR	5.6 CDR	5.2 CDR	4.6 CDR	7.6 CDR	7.5 CDR	7 CDR	4.6 CDR	4.6 CDR	4.3 CDR

Asset Backed Securities Corporation Home Equity Loan Trust, Series NC 2006-HE4

	1	2	3	4	5	6	7	8	9	10	11	12
Prepayment Speed	75% Rabo PPC	100% Rabo PPC	135% Rabo PPC	75% Rabo PPC	100% Rabo PPC	135% Rabo PPC	75% Rabo PPC	100% Rabo PPC	135% Rabo PPC	75% Rabo PPC	100% Rabo PPC	135% Rabo PPC
Losses	CDR	CDR	CDR	CDR	CDR	CDR	CDR	CDR	CDR	CDR	CDR	CDR
Loss Severity	40%	40%	40%	65%	65%	65%	40%	40%	40%	65%	65%	65%
Lag	12	12	12	12	12	12	12	12	12	12	12	12
LIBOR	FWD	FWD	FWD	FWD	FWD	FWD	Flat for 12,Flat + 400bps for life	Flat for 12,Flat + 400bps for life	Flat for 12,Flat + 400bps for life	Flat for 12,Flat + 400bps for life	Flat for 12,Flat + 400bps for life	Flat for 12,Flat + 400bps for life
Triggers	Pass	Pass	Pass	Pass	Pass	Pass	Pass	Pass	Pass	Pass	Pass	Pass
Optional Redemption	To Maturity	To Maturity	To Maturity	To Maturity	To Maturity	To Maturity	To Maturity	To Maturity	To Maturity	To Maturity	To Maturity	To Maturity

Class M11
WAL	10.67	8.89	6.57	12.35	9.96	6.86	9.23	7.19	5.30	10.28	7.46	5.44
Cum Loss	12.22%	9.26%	6.51%	13.80%	10.09%	6.78%	10.84%	8.48%	6.15%	11.85%	9.13%	6.39%
CDR Multiple (At 1st $ Loss)	9.4 CDR	8.8 CDR	8 CDR	5.9 CDR	5.5 CDR	4.9 CDR	8 CDR	7.9 CDR	7.5 CDR	4.9 CDR	4.9 CDR	4.6 CDR

** Prepay Vectors capped at 90%CPR (adjusted for loan age)
Rabo_ARM_PPC	Rabo_FRM_PPC

4	4
6.090909091	5.727272727
8.181818182	7.454545455
10.27272727	9.181818182
12.36363636	10.90909091
14.45454545	12.63636364
16.54545455	14.36363636
18.63636364	16.09090909
20.72727273	17.81818182
22.81818182	19.54545455
24.90909091	21.27272727
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